UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Consent of Independent Accounting Firm

On January 23, 2017, Harvest Natural Resources, Inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The proxy statement solicits stockholder approval of the proposed liquidation and dissolution of the Company, the proposed sale of the Company’s Gabon interests and other proposals to be considered at a special meeting of the Company scheduled to occur on February 23, 2017. In connection with the proxy statement filing, a consent of the Company’s independent accounting firm is being filed as Exhibit 23.1 to this From 8-K.

Important Information About the Transactions and Additional Information

On or about January 27, 2017, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting to be held on February 23, 2017. Investors and stockholders of the Company should read the proxy statement and other proxy materials carefully before making any voting decision because it contains important information about the proposals included in the proxy statement. The proxy statement and other relevant materials to be filed with the SEC in the future, including any proxy supplements, may be obtained free of charge at the SEC web site at www.sec.gov. Investors and stockholders also may obtain free copies of documents filed by the Company with the SEC by requesting them in writing or by telephone at Harvest Natural Resources, Inc., 1177 Enclave Parkway, Suite 300, Houston, TX 77077, Attention: Corporate Secretary, (281) 899-5700.

The Company and its directors and officers, BW Energy Gabon Pte. Ltd. and its principals and employees and Morrow Sodali LLC, the Company’s proxy solicitor, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed sale of the Company’s Gabon interests. The Company and its directors and officers and Morrow Sodali LLC may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed liquidation and dissolution of the Company. Information about the Company’s directors and executive officers and their ownership of Company stock is set forth in the proxy statement, as well as in the proxy statement relating to the Company’s 2016 annual meeting, which was filed with the SEC on August 2, 2016. Other information regarding the participants in the proxy solicitation may be contained in additional materials to be filed with the SEC in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of BDO USA, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: January 25, 2017

	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP